Supplement, dated May 15, 1997, to the prospectuses, dated May 1, 1997, of
                       Seligman High-Yield Bond Series and
          Seligman U.S. Government Securities Series (each, a "Series")

      The following supplements the information set forth in each Series' prospectus under "Purchase of Shares".

      The minimum amount for initial investment in the Series is $500 for investors who purchase shares of the Series through Merrill Lynch's MFA or MFA Select programs.




TXHYUSG2S-5/97